SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 25, 2002

                         Date of earliest event reported


                       P.D.C. INNOVATIVE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

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
           Nevada                                  0-27157                                 65-0789306
(State or other jurisdiction                     (Commission                             (IRS Employer
       of incorporation)                          File Number                           Identification No.)


              3838 N.W. 126th Avenue, Coral Springs, Florida 33065 (Address of principal executive offices, including zip code)


                           (954) 341-0092 Registrant's
                      telephone number, including area code

       3701 NW 126th Avenue, Corporate Park Bay 5, Coral Springs, FL 33065
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 1.           Change in Control of Registrant.
                  --------------------------------

                  Not Applicable


Item 2.           Acquisition or Disposition of Assets.
                  -------------------------------------

                  Not Applicable


Item 3.           Bankruptcy or Receivership.
                  ---------------------------

                  Not Applicable


Item 4.           Changes in Registrant's Certifying Accountant.
                  ----------------------------------------------

                  Not Applicable


Item 5.           Other Events and Regulation FD Disclosure.
                  ------------------------------------------

                  See Press Release attached hereto as Exhibit 99.1


Item 6.           Resignation of Registrant's Directors.
                  --------------------------------------

                  Not Applicable


Item 7.           Financial Statement and Exhibits.
                  ---------------------------------

                  (a)      Financial Statement - Not Applicable

                  (b)      Exhibits

                           Exhibit 10.4 - Exclusive Patent Sub-License and Royalty Agreement dated November 21, 2002 by and between P.D.C. Innovative Industries, Inc., Medical Marketing Innovations, Inc. and Sandra Sowers, Personal Representative for the Estate of David Sowers.

                           Exhibit 99.1 - Press Release dated November 25, 2002


Item 8.           Change in Fiscal Year.
                  ----------------------

                  Not Applicable


Item 9.           Regulation FD Disclosure
                  ------------------------

                  Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          P.D.C. INNOVATIVE INDUSTRIES, INC.


                                          By:/s/ Michael Hiler
                                          --------------------------------------
                                          Michael Hiler, Chief Executive Officer


Dated: November 25, 2002




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